Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	6/30/2021	3/31/2021	6/30/2020
Assets
Loans	$100,730	$100,926	$106,159
Loans held for sale	1,537	2,296	2,007
Securities available for sale	34,638	33,923	23,600
Held-to-maturity securities	6,175	6,857	9,075
Trading account assets	851	811	645
Short-term investments	20,460	15,376	14,036
Other investments	635	621	655
Total earning assets	165,026	160,810	156,177
Allowance for loan and lease losses	(1,220)	(1,438)	(1,708)
Cash and due from banks	792	938	1,059
Premises and equipment	785	737	776
Goodwill	2,673	2,673	2,664
Other intangible assets	159	173	218
Corporate-owned life insurance	4,304	4,296	4,251
Accrued income and other assets	7,966	7,347	6,976
Discontinued assets	630	667	779
Total assets	$181,115	$176,203	$171,192

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$85,242	$82,777	$78,853
Savings deposits	6,993	6,655	5,371
Certificates of deposit ($100,000 or more)	2,064	2,437	4,476
Other time deposits	2,493	2,782	4,011
Total interest-bearing deposits	96,792	94,651	92,711
Noninterest-bearing deposits	49,280	47,532	42,802
Total deposits	146,072	142,183	135,513
Federal funds purchased and securities sold under repurchase agreements	211	281	267
Bank notes and other short-term borrowings	723	744	1,716
Accrued expense and other liabilities	2,957	2,862	2,420
Long-term debt	13,211	12,499	13,734
Total liabilities	163,174	158,569	153,650

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,232	6,213	6,240
Retained earnings	13,689	13,166	12,154
Treasury stock, at cost	(5,287)	(5,005)	(4,945)
Accumulated other comprehensive income (loss)	150	103	936
Key shareholders’ equity	17,941	17,634	17,542
Noncontrolling interests	—	—	—
Total equity	17,941	17,634	17,542
Total liabilities and equity	$181,115	$176,203	$171,192

Common shares outstanding (000)	960,276	972,587	975,947

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Six months ended
	6/30/2021	3/31/2021	6/30/2020	6/30/2021	6/30/2020
Interest income
Loans	$888	$889	$980	$1,777	$2,006
Loans held for sale	11	11	21	22	40
Securities available for sale	133	130	121	263	250
Held-to-maturity securities	45	45	56	90	118
Trading account assets	5	5	5	10	13
Short-term investments	6	5	7	11	13
Other investments	2	2	—	4	1
Total interest income	1,090	1,087	1,190	2,177	2,441
Interest expense
Deposits	16	21	96	37	265
Federal funds purchased and securities sold under repurchase agreements	—	—	—	—	6
Bank notes and other short-term borrowings	3	1	5	4	10
Long-term debt	54	60	71	114	161
Total interest expense	73	82	172	155	442
Net interest income	1,017	1,005	1,018	2,022	1,999
Provision for credit losses	(222)	(93)	482	(315)	841
Net interest income after provision for credit losses	1,239	1,098	536	2,337	1,158
Noninterest income
Trust and investment services income	133	133	123	266	256
Investment banking and debt placement fees	217	162	156	379	272
Service charges on deposit accounts	83	73	68	156	152
Operating lease income and other leasing gains	36	38	60	74	90
Corporate services income	55	64	52	119	114
Cards and payments income	113	105	91	218	157
Corporate-owned life insurance income	30	31	35	61	71
Consumer mortgage income	26	47	62	73	82
Commercial mortgage servicing fees	44	34	12	78	30
Other income	13	51	33	64	(55)
Total noninterest income	750	738	692	1,488	1,169
Noninterest expense
Personnel	623	624	572	1,247	1,087
Net occupancy	75	76	71	151	147
Computer processing	71	73	56	144	111
Business services and professional fees	51	50	49	101	93
Equipment	25	25	25	50	49
Operating lease expense	31	34	34	65	70
Marketing	31	26	24	57	45
Intangible asset amortization	14	15	18	29	35
Other expense	155	148	164	303	307
Total noninterest expense	1,076	1,071	1,013	2,147	1,944
Income (loss) from continuing operations before income taxes	913	765	215	1,678	383
Income taxes	189	147	30	336	53
Income (loss) from continuing operations	724	618	185	1,342	330
Income (loss) from discontinued operations, net of taxes	5	4	2	9	3
Net income (loss)	729	622	187	1,351	333
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$729	$622	$187	$1,351	$333

Income (loss) from continuing operations attributable to Key common shareholders	$698	$591	$159	$1,289	$277
Net income (loss) attributable to Key common shareholders	703	595	161	1,298	280
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.73	$.61	$.16	$1.34	$.29
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	—
Net income (loss) attributable to Key common shareholders (a)	.73	.62	.17	1.35	.29
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.72	$.61	$.16	$1.33	$.28
Income (loss) from discontinued operations, net of taxes	—	—	—	.01	—
Net income (loss) attributable to Key common shareholders (a)	.73	.61	$.17	1.34	.29

Cash dividends declared per common share	$.185	$.185	$.185	$.37	$.37

Weighted-average common shares outstanding (000)	961,292	964,878	967,147	957,423	967,380
Effect of common share options and other stock awards	9,514	9,419	4,994	9,740	6,892
Weighted-average common shares and potential common shares outstanding (000) (b)	970,806	974,297	972,141	967,163	974,272

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.